SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                             Quality Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              --------------------
                              QUALITY SYSTEMS INC.
                              --------------------

                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2005

To the Shareholders of Quality Systems, Inc.:

      The Annual Meeting of Shareholders of Quality Systems, Inc. (the "Company") will be held at the Hyatt Regency Hotel located at 17900 Jamboree Road in Irvine, California, on September 21, 2005 at 1:00 p.m. Pacific Time, for the following purposes:

      1. to elect eight (8) persons to serve as directors of the Company until the next annual meeting. The nominees for election to the Board of Directors are named in the attached Proxy Statement, which is a part of this Notice;

      2.    to approve the Company's 2005 Stock Option and Incentive Plan;

      3. to ratify the appointment of Grant Thornton, LLP as independent public accountants of the Company for the fiscal year ending March 31, 2006;

      4. to approve the amendment to the Company's Articles of Incorporation increasing the level of its authorized shares, and

      5. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on July 27, 2005, are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting. Your vote is very important. If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                            Telephone: (212) 929-5500

      All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed WHITE PROXY CARD and return it in the enclosed addressed envelope. Your promptness in returning the WHITE PROXY CARD will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your WHITE PROXY CARD, you may nevertheless attend the Annual Meeting and vote your shares in person.

                                             By Order of the Board of Directors,

                                             QUALITY SYSTEMS, INC.


Irvine, California                           /s/ Paul Holt
August 15, 2005                                Corporate Secretary

                              --------------------
                              QUALITY SYSTEMS INC.
                              --------------------

                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612

                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2005

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                             SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors (the "Board") of Quality Systems, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Hyatt Regency Hotel in Irvine, California, located at 17900 Jamboree Road, Irvine, California, on September 21, 2005 at 1:00 p.m. Pacific Time, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting will be voted in the manner specified therein.

      Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

      Any shareholder, who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting along with a valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Quality Systems, Inc. stock as of the record date. Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

      This proxy statement, the accompanying WHITE PROXY CARD and the Company's Annual Report are being mailed to the Company's shareholders on or about August 24, 2005. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Such further solicitations would be made by the Company's regular employees who will not receive additional compensation for the solicitation. Additionally, the Company has engaged the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies. Under the term of its agreement, the services of MacKenzie Partners, Inc. include the distribution of materials to securityholders, providing information to securityholders (including direct contact with securityholders) from the materials prepared by the Company, analysis of beneficial ownership of the Company and providing such other advisory services as may be requested from time to time by the Company. The Company estimates that its payment to MacKenzie Partners, Inc. will be approximately $75,000 plus expenses. Although no precise estimate can be made at the present time, the Company currently estimates that the total expenditures relating to the proxy solicitation incurred by the Company will be approximately $100,000.

      All share amounts set forth in this Proxy Statement have been adjusted to give effect to a 2 for 1 stock split effective March 28, 2005 and payable to shareholders of record as of March 4, 2005.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Only holders of record of the 13,124,860 shares of the Company's Common Stock outstanding at the close of business on July 27, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A majority of the outstanding shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

      With respect to Proposal No. 1, the eight nominees for director receiving the highest number of affirmative votes will be elected. If additional persons are nominated for election as directors, the proxy holders set forth herein intend to vote all proxies received by them in accordance with the instructions set forth in such proxies and in the event of a contested election and/or one or more of the Company's shareholders demand that cumulative voting apply to the election of the directors, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company's director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

      Approval of any of Proposals Nos. 2 and 3 requires a vote that satisfies two criteria: (i) the affirmative vote of a majority of common stock present or represented by proxy and voting on the proposal and (ii) the affirmative vote of a majority of the quorum as referenced above. For purposes of these proposals, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal. Approval of Proposal No. 4 requires the affirmative vote of a majority of the outstanding shares of common stock whether or not present or represented by proxy at the Annual Meeting. For purposes of Proposal No. 4, abstentions and broker non-votes will have the same effect as votes against Proposal No. 4.

      Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date, except that all shareholders have cumulative voting rights and in the event any shareholder gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate his, her or its votes in the election of directors, then all shareholders entitled to vote at the Annual Meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate whose name has been properly placed in nomination prior to the voting a number of votes equal to the number of directors to be elected multiplied by the number of shares such shareholder would otherwise be entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. The proxy being solicited by the Board confers upon the proxy holders the authority to cumulate votes at the instruction and discretion of the Board or any committee thereof to which authority to provide instructions to the proxy holders has been delegated. In the event the election of directors is contested and/or cumulative voting is invoked, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company's director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 27, 2005 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current directors and nominees for director, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

                                                         Number of Shares of Common  Stock   Percent of Common Stock
Name of Beneficial Owner(1)                              Beneficially Owned(2)(4)(5)         Beneficially Owned(3)(4)
---------------------------                              ---------------------------         ------------------------
Janet Razin and Sheldon Razin                                         2,666,440                          20.30%
Ahmed Hussein                                                         2,315,800                          17.63%
Louis Silverman                                                          47,172                           *
Patrick Cline                                                            46,500                           *
Jonathan Javitt                                                          20,074                           *
William V. Botts                                                         12,000                           *
Maurice J. DeWald                                                        12,000                           *
Vincent J. Love                                                          12,000                           *
Steven T. Plochocki                                                      12,000                           *
Paul Holt                                                                 6,000                           *
Gregory Flynn                                                             2,310                           *
All directors and Named Executive Officers as a group
   (11 persons, including those named above)                          5,152,296                          38.85%

*     Less than 1%.

1. Unless otherwise indicated, the address is c/o Quality Systems, Inc., 18191 Von Karman Avenue, Suite 450, Irvine, California 92612.

2. Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

3. Applicable percentage ownership is based on 13,124,860 shares of Common Stock outstanding as of July 27, 2005. Any securities not outstanding but subject to options exercisable as of July 27, 2005 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4. Includes shares of Common Stock subject to stock options which were exercisable as of July 27, 2005 or exercisable within 60 days after July 27, 2005, and are, respectively, as follows: Mr. Razin, 12,000 shares; Mr. Hussein, 12,000 shares; Mr. Silverman, 29,972 shares; Mr. Cline, 10,000 shares; Mr. Flynn, 2,250 shares; Mr. Holt, 2,000 shares; Mr. Botts, 12,000 shares; Mr. DeWald, 12,000 shares; Mr. Javitt, 12,000 shares; Mr. Love, 12,000 shares; Mr. Plochocki, 12,000 shares; and all directors and Named Executive Officers as a group, 128,222 shares.

5. All share amounts set forth in this Proxy Statement have been adjusted to give effect to a 2 for 1 stock split effective March 28, 2005 and payable to shareholders of record as of March 4, 2005.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

      Directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting and their respective successors are duly elected and qualified. Since May 25, 2005, the full Board of Directors has consisted of nine directors. On July 28, 2005, the Board approved an amendment to the Company's Bylaws to set the size of the Board at eight persons effective as of the expiration of the current term of the Board and the election of directors at the 2005 Annual Shareholders' Meeting. Certain information with respect to the eight nominees who will be presented at the Annual Meeting by the Board of Directors for election as directors is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be or has been designated by the Company's Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. However, discretionary authority to cumulate votes represented by proxies and to cast such votes for the nominees named below is solicited by the Board because, in the event of a contested election and/or one or more of the Company's shareholders demand that cumulative voting apply to the election of the directors, the Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company's director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated.

      In the election of directors, assuming a quorum is present, the eight nominees receiving the highest number of votes cast at the meeting will be elected directors. Proxies specifying "Withhold Authority" will be counted for purposes of determining whether a quorum is present, as will proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

      Based on definitions of independence established by The Nasdaq Stock Market, Inc. ("Nasdaq") as well as under guidelines established in the Company's Bylaws, Messrs. Botts, DeWald, Javitt, Love, Plochocki, and Razin qualify for consideration as an independent director. Messrs. Cline and Silverman, members of the Company's management team, are considered non-independent directors.

      The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and the Company's management. The independent members of the Board of Directors will meet periodically in executive session without management. These meetings have occurred (no members of management were on the Board during the past fiscal year and during the period until May 25, 2005) and they will occur at least once per year in the future.

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE
                             NOMINEES NAMED BELOW:

      William V. Botts (69) was a director of Summit Designs from 1996 to 2000. He served as Chairman and Chief Executive Officer of Summit Designs from July 1999 to April 2000 when the company merged with a larger private company and became publicly traded on Nasdaq as Innovada which he then served as its director through July 2002. Since 1993 he has been engaged as an independent consultant to business in areas related to problem solving, operations, strategic planning, mergers and/or acquisitions. He has held numerous other past and present directorship and chairmanship positions with privately held companies.

      Patrick B. Cline (44) currently serves as President of the Company's NextGen Healthcare Information Systems Division. He served as the Company's interim Chief Executive Officer for the April - July 2000 period. Mr. Cline was a co-founder of Clinitec; a company acquired by Quality Systems, Inc. in 1996, and has served as its President since its inception in January 1994 and throughout its transition to NextGen Healthcare Information Systems. Prior to co-founding Clinitec, Mr. Cline served, from July 1987 to January 1994, as Vice President of Sales and Marketing with Script Systems, a subsidiary of InfoMed, a healthcare information systems company. From January 1994 to May 1994, after the founding of Clinitec, Mr. Cline continued to serve, on a part time basis, as Script Systems' Vice President of Sales and Marketing. Mr. Cline has held senior positions in the healthcare information systems industry since 1981. Mr. Cline was appointed a director of the Company by the Board on May 25, 2005.

      Maurice J. DeWald (65) is and has been since 1992 the Chief Executive Officer of Verity Financial Group, Inc., a financial advisory firm. He is a director of Advanced Materials Group, Inc. and Mizuho Corporate Bank of California. He was an audit partner/managing partner with the international accounting firm KPMG, LLP and was with that firm from 1962 to 1991. He holds a B.B.A. from the University of Notre Dame and has a California C.P.A. professional certification.

      Jonathan Javitt (48) is the Co-Founder of Health Directions, LLC and has served as its Vice Chairman since 1998. Prior to his current position he was Co-Founder & Chief Scientific Officer of Active Health Management from 1999 to 2004. Additionally, Dr. Javitt was Co-Founder & Director of Coderyte, Inc. from 1999 to 2004 and Founder & Chairman of Certitude, Inc from 1994 to 1997. Between 2003 and 2005 he served as chair of the Health Subcommittee of the President's Information Technology Advisory Committee, White House Office of Science and Technology Policy. He was previously Vice Chairman/Chief Science Officer of eMedx (later Active Health) from June 1998 to April 2004. He has held senior executive positions with United Health Care (UNH) from 1997 to 1998 and First Consulting Group (FCGI) from 2004 to 2005. He holds an A.B. from Princeton University, obtained his M.D. from Cornell University, and holds a Masters Degree in Public Health from Harvard University.

      Vincent J. Love (64) is the managing partner of Kramer, Love & Cutler, LLP, a financial consulting group. He was employed by the accounting firm Ernst & Young from 1967 to 1994, and served as a partner of that firm from 1979 to 1994. He is a member of Counsel, the governing body, of the American Institute of Certified Public Accountants and an honorary member of the Executive Committee of the American Arbitration Association. He achieved the rank of Captain in the U.S. Army, has a B.B.A. from the City College of New York, and is a New York, Ohio, and Connecticut C.P.A.

      Steven T. Plochocki (53) joined Trinity Hospice, a national hospice provider, as Chief Executive Officer and board member in October 2004. Prior to joining Trinity Hospice, he was Chief Executive Officer of InSight, a national provider of diagnostic imaging services from November 1999 to August

2004. Previously he was Chief Executive Officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds B.A. in Journalism and Public Relations from Wayne State University and a Master's degree in Business Management from Central Michigan University.

      Sheldon Razin (67) is the founder of the Company and has served as its Chairman of the Board since the Company's inception in 1974. He served as the
Company's  Chief  Executive  Officer  from  1974  until  April  2000.  Since its inception until April 2000, he has also served as the Company's President, except for the period from August 1990 to August 1991. Additionally, Mr. Razin served as Treasurer from the Company's inception until October 1982. Prior to founding the Company, he held various technical and managerial positions with
Rockwell International Corporation and was a founder of the Company's predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology.

      Louis E. Silverman (46) was appointed President and Chief Executive Officer of the Company on July 31, 2000. Mr. Silverman was previously Chief Operations Officer of CorVel Corp., a publicly traded national managed care services and technology firm with headquarters in Irvine, California. Mr. Silverman holds a Master of Business Administration degree from Harvard Graduate School of Business Administration and a Bachelor of Arts degree from Amherst College. Mr. Silverman was appointed a director of the Company by the Board on May 25, 2005.

                 BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

      The Company's Bylaws require that at least a majority of the members of the Board shall be independent directors. The Bylaws state that an "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

      (a) a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

      (b) a director who accepted or who has a family member (as defined below) who accepted any payments from the company or any parent subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than for the following:

                  i.    compensation for Board or Board committee service;

                  ii.   payments   arising   solely  from   investments  in  the
                        Company's securities;

                  iii.  compensation   paid  to  a  family   member   who  is  a
                        non-executive employee of the Company or a parent or subsidiary of the Company;

                  iv. benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

                  v. loans permitted under Section 13(k) of the Exchange Act of 1934;

      (c) a director who is a family member of an individual who is or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

      (d) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

                  i.    payments   arising   solely  from   investments  in  the
                        Company's securities; or

                  ii. payments under non-discretionary charitable contribution matching programs;

      (e) a director of the Company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the officers of the Company serve on the compensation committee of such other entity; or

      (f) a director who is, or has a family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

      A "family member" for these purposes means a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.

      During the fiscal year ended March 31, 2005, the Board held 12 meetings. There were no actions taken by unanimous written consent. No director standing for re-election to the Board attended less than 75% of the aggregate of all meetings of the Board and all meetings of committees of the Board upon which he served.

      This year's Board nominees no longer include Mr. Ahmed Hussein, a current member of the Board. The Company recognizes that with his current holdings of approximately 17.6% of the Company's shares, it is likely that Mr. Hussein could secure himself a seat on the Board by invoking cumulative voting. Nevertheless, in conducting its review and analysis, the Company's Nominating Committee and its Board took note of a variety of matters that weighed against Mr. Hussein's renomination including, among other things, his actions as a member of the Board and his recently filed Schedule 13D in which he makes numerous allegations with which the Company disagrees. All of the Company's Board members other than Mr. Hussein believe that Board actions referenced by Mr. Hussein have been considered and voted upon in concert with the Board's business judgment, the Company's Bylaws and applicable law.

      On July 7, 2005, Mr. Hussein filed a Schedule 13D with the Securities and Exchange Commission and sent a written notice to the Company informing the Company that, among other things, he may cumulate his votes and may seek to elect one or more of two independent director nominees (in addition to himself) at the Annual Meeting.

      In light of Mr. Hussein's schedule 13D filing, on July 18, 2005 the Board formed a Special Committee. Among other things, the Special Committee has been delegated all powers of the Board in connection with the solicitation and voting of proxies at the annual meeting. The Special Committee consists of the following directors: William Botts, Patrick Cline, Maurice DeWald, Jonathan Javitt, Vincent Love, Steven Plochocki, Sheldon Razin, and Lou Silverman.

      The Board has a Proxy Voting Comittee which it established on August 14, 2005. The Board has delegated authority to its Proxy Voting Committee to provide instruction to its proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of the Company's director nominees (for whom authority is not otherwise specifically withheld) including without limitation, the prioritization of such nominees to whom such votes may be allocated. The Proxy Voting Committee consists of the Company's Nominating Committee members (Messrs. Love, Javitt and Plochocki) and its Chairman of the Board (Mr. Razin).

      Additionally, Mr. Hussein declined to complete the Company's 2005 Director's Questionnaire. Therefore, this Proxy Statement was prepared without the benefit of any additional information that may have been included if his Questionnaire had been completed and returned to the Company.

      The Board has an Audit Committee which since September 21, 2004 has consisted of Messrs. DeWald, Love, and Botts. The Audit Committee is comprised entirely of "independent" (as defined in Rule 4200(a)(15) of the Nasdaq listing standards) directors and operates under a written charter adopted by the Board. The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. During the fiscal year ended March 31, 2005, the Audit Committee held seven meetings. The Audit Committee's current charter, adopted January 29, 2004, is included as Appendix A to the Company's 2004 Proxy Statement. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent members. The Audit Committee and the Board have confirmed that Mr. DeWald meets applicable Nasdaq listing standards for designation as an "Audit Committee Financial Expert" and being for being "independent."

      The Board has a Nominating Committee which since September 21, 2004 has consisted of Messrs. Plochocki, Javitt, and Love. The Nominating Committee is responsible for identifying and recommending to the Board direct nominee candidates and is composed entirely of independent directors. The Nominating Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Nominating Committee and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 150 days prior to the anniversary date of the Company's most recent annual meeting of shareholders

      The Nominating Committee believes that it is desirable that directors possess an understanding of the Company's business environment and have the knowledge, skills, expertise and such diversity of experience that the Board's ability to manage and direct the affairs and business of the Company is enhanced. Additional considerations may include an individual's capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

      The Nominating Committee may receive suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for nomination to the Board. Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. With the nominee's consent, the Nominating Committee may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. The Nominating Committee's evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Nominating Committee and/or Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

      In compiling the Board slate appearing in this Proxy Statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management - both solicited and unsolicited. No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.

      During the fiscal year ended March 31, 2005 the Nominating Committee held two meetings. The Nominating Committee's current charter, while not posted on the Company's website, is included as Appendix B to the Company's 2004 Proxy Statement.

      The Board has a Compensation Committee which since September 21, 2004 has consisted of Messrs. Botts, DeWald, and Javitt. The Compensation Committee is composed entirely of independent directors, and is responsible for (i) ensuring that senior management will be accountable to the Board through the effective application of compensation policies and (ii) monitoring the effectiveness of the Company's compensation plans applicable to both senior management and the Board (including committees thereof). The Compensation Committee establishes compensation policies applicable to the Company's executive officers. During the fiscal year ended March 31, 2005, the Compensation Committee held nine meetings.

      The Board has a Transaction Committee which since September 21, 2004 has consisted of Messrs. Javitt, Botts, and Plochocki. The Transaction Committee is responsible for considering and making recommendations to the Company's Board with respect to all proposals involving (i) a change in control of the Company or (ii) the purchase or sale of assets constituting more than 10% of the Company's total assets. The Transaction Committee is composed entirely of independent directors. During the fiscal year ended March 31, 2005, the Transaction Committee held five meetings.

      Under the Company's Bylaws, if at any time the Chairman of the Board shall be an executive officer of the Company, or for any other reason shall not be an independent director, a non-executive Lead Director ("Lead Director") shall be selected by the independent directors. The Lead Director shall be one of the independent directors, shall be a member of the Audit Committee and of the Executive Committee, if there is such a committee, and shall be responsible for coordinating the activities of the independent directors. The Lead Director shall assist the Board in assuring compliance with the Company's corporate governance procedures and policies, and shall coordinate, develop the agenda for, and moderate executive sessions of the Board's independent directors. Such executive sessions shall be held immediately following each regular meeting of the Board, and or at other times as designated by the Lead Director. The Lead Director shall approve, in consultation with the other Independent Directors, the retention of consultants who report directly to the Board. If at any time the Chairman of the Board is one of the independent directors, then he or she shall perform the duties of the Lead Director.

      Directors of the Company who are also employees of the Company are not compensated for their services as directors or committee members. Under the terms of the Company's Director Compensation Program, all non-employee directors of the Company shall receive a retainer of $24,000 per year, plus a fee of $2,000 per meeting of the Board attended. Directors who serve on a committee of the Board shall receive a fee of $1,000 per committee meeting attended. Board members traveling cross country to attend a Board meeting or committee meeting shall receive an additional fee of $1,000. In addition to the cash remuneration above, each newly elected nonemployee director shall receive 12,000 options to purchase Common Stock of the Company upon election to the Board. For purposes of the Director Compensation Program, all nonemployee directors elected at the September 21, 2004, shareholder's meeting were deemed newly elected. Thereafter, each nonemployee director reelected to the Board shall receive 10,000 options to purchase Common Stock of the Company upon each annual reelection date. The options are priced at the fair market value of the Company's Common Stock on the date of grant, fully vest in three months from the date of grant, and expire seven years from the date of grant.

Interests of Participants

      Each of the Company's directors is eligible to participate in the 2005 Stock Option and Incentive Plan. The names, occupations and business addresses of each director is set forth below. Also included below is information concerning all securities of the Company purchased or sold by each director within the past two fiscal years ended July 27, 2005, the dates on which they were purchased or sold and the amount purchased or sold on each such date.

-----------------------------------------------------------------------------------------------------------------------
Name                    Occupation and Business Address           Purchases of Common Stock:     Sales of Common Stock:
                                                                  # of shares (date)             # of shares (date)
-----------------------------------------------------------------------------------------------------------------------
William Botts           Consultant,
                        37 Desert Highlands Dr.,                                      --                            --
                        Henderson, NV 89052
-----------------------------------------------------------------------------------------------------------------------
Patrick Cline           President, NextGen
                        Healthcare Information
                        Systems Division, 795                      28,000     (10/28/03)
                        Horsham Road
                        Horsham, Pennsylvania 19044                 8,500     (11/08/04)         35,650     (10/31/03)
-----------------------------------------------------------------------------------------------------------------------
Maurice DeWald          President,
                        Verity Financial Group, Inc.,
                        19200 Von Karman Ave.,                                        --                            --
                        Suite 400,
                        Irvine, CA 92612
-----------------------------------------------------------------------------------------------------------------------
                        Ahmed Hussein (retired)
Ahmed Hussein           Hilton World Residence
                        1191 Corniche El Nil                        9,000      (8/12/04)                            --
                        Suite 301
                        Cairo, Egypt
-----------------------------------------------------------------------------------------------------------------------
Jonathan Javitt, M.D.   Chairman and CEO, Health Directions,
                        1700 Pennsylvania Ave.,
                        Suite 400,                                  4,000      (6/17/05)                            --
                        Washington, D.C. 20006
-----------------------------------------------------------------------------------------------------------------------
Vincent Love            Partner, Kramer Love & Cutler, LLP,
                        675 Third Ave.,                                               --                            --
                        New York, NY 10017
-----------------------------------------------------------------------------------------------------------------------
Steven Plochocki        Chief Executive Officer,
                        Trinity Hospice, Inc.,
                        14180 Dallas Parkway, Suite 800,                              --                            --
                        Dallas, TX 75254
-----------------------------------------------------------------------------------------------------------------------
                                                                                                100,000     (11/11/03)
Sheldon Razin           Founder, Chairman of the Board,                                         100,000     (11/13/03)
                        Quality Systems, Inc.,                     64,000      (6/10/04)         50,000     (11/28/03)
                        18191 Von Karman Ave., Suite 450,                                       200,000     (11/16/04)
                        Irvine, CA 92612                                                         32,000     (12/03/04)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                   60,200      (11/4/03)         60,200      (11/4/03)
Louis Silverman (1)     Chief Executive Officer and President,     17,218      (11/5/03)         17,218      (11/5/03)
                        Quality Systems, Inc.,                      5,000     (11/12/03)          5,000     (11/12/03)
                        18191 Von Karman Ave., Suite 450,           1,810     (11/13/03)          1,810     (11/13/03)
                        Irvine, CA 92612                           10,000       (8/2/04)         10,000       (8/2/04)
                                                                    2,344       (8/9/04)          2,344       (8/9/04)
                                                                    5,988      (8/10/04)          5,988      (8/10/04)
                                                                      174      (8/11/04)            174      (8/11/04)
                                                                    1,494      (8/12/04)          1,494      (8/12/04)
                                                                    2,020      (8/16/04)          2,020      (8/16/04)
                                                                    7,980      (8/17/04)          7,980      (8/17/04)
                                                                   10,000      (8/23/04)         10,000      (8/23/04)
                                                                    5,600       (9/7/04)          5,600       (9/7/04)
                                                                    8,820       (9/8/04)          8,820       (9/8/04)
                                                                    5,580       (9/9/04)          5,580       (9/9/04)
                                                                   10,000      (9/13/04)         10,000      (9/13/04)
                                                                   10,000      (9/20/04)         10,000      (9/20/04)
                                                                      800      (9/29/04)            800      (9/29/04)
                                                                      200      (9/30/04)            200      (9/30/04)
                                                                    9,000      (10/1/04)          9,000      (10/1/04)
                                                                   10,000      (10/4/04)         10,000      (10/4/04)
                                                                    2,020     (10/18/04)          2,020     (10/18/04)
                                                                    1,000     (10/19/04)          1,000     (10/19/04)
                                                                    2,980     (10/21/04)          2,980     (10/21/04)
                                                                   14,000     (10/22/04)         14,000     (10/22/04)
                                                                    4,000     (10/25/04)          4,000     (10/25/04)
                                                                    6,000     (10/27/04)          6,000     (10/27/04)
                                                                    7,000      (11/1/04)          7,000      (11/1/04)
                                                                    1,486      (11/2/04)          1,486      (11/2/04)
                                                                    1,514      (11/2/04)          1,514      (11/2/04)
                                                                    4,000      (11/8/04)          4,000      (11/8/04)
                                                                    6,000      (11/9/04)          6,000      (11/9/04)
                                                                    6,000     (11/15/04)          6,000     (11/15/04)
                                                                    4,000     (11/16/04)          4,000     (11/16/04)
                                                                   10,000     (11/22/04)         10,000     (11/22/04)
                                                                   10,000     (11/29/04)         10,000     (11/29/04)
                                                                    6,152      (12/6/04)          6,152      (12/6/04)
                                                                    2,206      (12/6/04)          2,206      (12/6/04)
                                                                    1,642      (12/7/04)          1,642      (12/7/04)
                                                                      200     (12/17/04)            200     (12/17/04)
                                                                    4,300     (12/27/04)          4,300     (12/27/04)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                   13,512     (12/28/04)         13,512     (12/28/04)
                                                                      388     (12/28/04)            388     (12/28/04)
                                                                   10,398     (12/29/04)         10,398     (12/29/04)
                                                                    1,202     (12/30/04)          1,202     (12/30/04)
                                                                   10,000       (1/3/05)         10,000       (1/3/05)
                                                                   20,000      (1/18/05)         20,000      (1/18/05)
                                                                    2,200      (1/24/05)          2,200      (1/24/05)
                                                                    2,000      (1/25/05)          2,000      (1/25/05)
-----------------------------------------------------------------------------------------------------------------------

(1) All sales by Mr. Silverman during 2004 and 2005 were made pursuant to a 10b5-1 trading plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No director or executive officer of the Company is known by the Company to serve as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth certain compensation information for the three fiscal years ended March 31, 2005, 2004, and 2003, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2005 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------
                                                                                 Long Term
                                                                               Compensation
                                                                                  Awards
                                                                               ------------
                                                                                Securities
                                                                                Underlying           All Other
Name and Principal Position              Year      Salary ($)     Bonus ($)       Options       Compensation ($)(1)
--------------------------------------------------------------------------------------------------------------------
Louis Silverman
   Chief Executive Officer and           2005       289,042       144,521          85,000              2,113
   President                             2004       278,500       139,250              --              2,000
                                         2003       262,937       103,602              --              2,000
--------------------------------------------------------------------------------------------------------------------
Patrick Cline
   President, NextGen Healthcare         2005       303,245       280,110         125,000              2,929
   Information Systems Division          2004       257,500       196,500          18,000              2,000
                                         2003       243,287       118,250              --              2,000
--------------------------------------------------------------------------------------------------------------------
Gregory Flynn
  Executive Vice President,              2005       202,167        20,217          38,750              4,155
  General Manager of QSI Division        2004       187,500        18,810          10,000              4,063
                                         2003       180,000            --              --              1,800
--------------------------------------------------------------------------------------------------------------------
Paul Holt
   Chief Financial Officer               2005       142,051        64,570          33,500              1,962
                                         2004       119,378        28,541              --              1,479
                                         2003       101,438        27,250              --              1,197
--------------------------------------------------------------------------------------------------------------------

----------
(1) This column reflects amounts attributable to Company contributions to the Company's Deferred Compensation Plan and/or 401k plan.

                     Option /SAR Grants in Last Fiscal Year

      The following table provides information with respect to option grants during fiscal 2005 to the Named Executive Officers.

----------------------------------------------------------------------------------------------------------------------
                                                                                          Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                           Number of        Percent of                                     Stock Price Appreciation
                          Securities      Total Options                                      for Option Term (#)*
                          Underlying        Granted to      Exercise or
                            Options        Employees in      Base Price     Expiration
         Name             Granted (#)    Fiscal Year (%)     ($/Share)         Date            5%             10%
----------------------------------------------------------------------------------------------------------------------
   Louis Silverman          85,000            9.58%           $38.675        2/10/2012      $1,338,292      3,118,789
----------------------------------------------------------------------------------------------------------------------
    Patrick Cline           40,000            4.51%           $23.335        6/9/2009       $  257,881        569,850
----------------------------------------------------------------------------------------------------------------------
    Patrick Cline           85,000            9.58%           $38.675        2/10/2012      $1,338,292      3,118,789
----------------------------------------------------------------------------------------------------------------------
    Gregory Flynn            9,000            1.01%           $23.710        9/2/2009       $   58,956        130,277
----------------------------------------------------------------------------------------------------------------------
    Gregory Flynn           29,750            3.35%           $38.675        2/10/2012      $  468,402      1,091,576
----------------------------------------------------------------------------------------------------------------------
      Paul Holt              8,000            0.90%           $23.710        9/2/2009       $   52,405        115,802
----------------------------------------------------------------------------------------------------------------------
      Paul Holt             25,500            2.87%           $38.675        2/10/2012      $  401,488        935,637
----------------------------------------------------------------------------------------------------------------------

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

      The following table provides information on option exercises in fiscal 2005 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year. No Named Executive Officer exercised any stock appreciation rights during fiscal 2005 or held any stock appreciation rights at the end of such fiscal year. The value of unexercised in the money options was calculated using the closing share price on the last trading day of the fiscal year ($42.34).

------------------------------------------------------------------------------------------------------------------------

                                                            Number of Securities               Value of Unexercised
                                                       Underlying Unexercised Options    In-the-Money Options at Fiscal
                           Shares                           at March 31, 2005(#)                   Year-End ($)
                        Acquired on        Value       -----------------------------------------------------------------
        Name            Exercise (#)    Realized ($)    Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------
Louis Silverman               254,200      $5,645,481              0         114,972                0        1,385,871
------------------------------------------------------------------------------------------------------------------------
Patrick Cline                   8,500      $  172,830              0         142,500                0        1,685,840
------------------------------------------------------------------------------------------------------------------------
Gregory Flynn                   2,500      $   50,313              0          46,250                0          536,279
------------------------------------------------------------------------------------------------------------------------
Paul Holt                      13,000      $  293,103              0          33,500                0          242,498
------------------------------------------------------------------------------------------------------------------------

* Calculations assume that the fair market value on the date of grant appreciates at the indicated rate, compounded annually for the entire term of the options, and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

      Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. The Company cannot provide assurance that the actual stock price will appreciate over the option term at the assumed levels or at any other defined level

                      Equity Compensation Plan Information

      The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of our equity compensation plans as of March 31, 2005.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of securities remaining
                                      Number of securities to be     Weighted-average      available for future issuance
                                       issued upon exercise of      exercise price of     under equity compensation plans
                                         outstanding options,      outstanding options,   (excluding securities reflected
                                         warrants and rights       warrants and rights              in column a)
            Plan Category                        (a)                       (b)                          (c)
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans approved
  by security holders                          1,084,722                   $27.77                        138,150
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans not
  approved by security holders                         0                       0                               0
----------------------------------------------------------------------------------------------------------------------------
  Total                                        1,084,722                   $27.77                        138,150
----------------------------------------------------------------------------------------------------------------------------

             Employment Contracts and Change of Control Arrangements

      Mr. Silverman has an Employment Agreement ("Agreement") with the Company which details the terms of his employment as the Company's Chief Executive Officer. The Agreement granted Mr. Silverman a total of 248,520 options which vest equally over a four year period commencing with the effective date of the Agreement (July 20, 2000). At the time the Agreement was entered into, Mr. Silverman was eligible for a cash bonus of up to 50% of his annual base compensation based on performance goals established jointly between himself and the Board.

      All share amounts set forth in this Proxy Statement have been adjusted to give effect to a 2 for 1 stock split effective March 28, 2005 and payable to shareholders of record as of March 4, 2005.

      Mr. Silverman's employment may be terminated for any reason by himself or the Company upon 60 days written notice. Should Mr. Silverman terminate his employment due to the Company's breach of the Agreement he will be entitled to
(i) a lump sum payment equal to six months base compensation; and (ii) 12 months worth of accelerated vesting of granted stock options. Should Mr. Silverman's employment be terminated without cause or by himself for good reason, he will be entitled to (i) unpaid base compensation and vacation earned and accrued through his date of termination plus a lump sum equal to six months base compensation,
(ii) any other performance bonus earned and not paid, and (iii) vesting of an additional 25% of all unvested stock options. Should Mr. Silverman's employment be terminated due to a "change of control" he will be entitled to (i) unpaid base compensation and vacation earned plus a lump sum payment equal to six months base compensation; (ii) any performance bonus earned but not paid; and
(iii) immediate vesting of all unvested options. A "change of control" is defined as the earliest occurrence of any of the following events: the direct or indirect sale, lease, exchange or other transfer of 35% of more of the total assets of the Company, the merger or consolidation of the Company with another company with the effect that the shareholders of the Company immediately prior to the merger hold less than 51% of the combined voting power of the then outstanding securities of the surviving company; the replacement of a majority of the Company's Directors without the approval of the Board; the purchase of 25% or more of the combined voting power of the outstanding securities of the Company with the exception of the purchase of securities by Ahmed Hussein or Sheldon Razin of shares owned by either Sheldon Razin or Ahmed Hussein. The Agreement also grants immediate vesting of all unvested options should a change of control occur whether or not Mr. Silverman's employment is terminated.

      For options other than those discussed above, the Board, as the administrator of the Company's 1989 Stock Option Plan and 1998 Stock Option Plan, has the discretion to accelerate any outstanding options held by the Named Executive Officers and employees in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

                             Compensation Philosophy

      The Company's compensation program for executive officers is based on the same principles applicable to compensation decisions for all employees of the
Company:

      o     The  Company  pays  competitively.   The  Company  is  committed  to
            providing a pay program that helps attract and retain highly qualified people in the industry.

      o     The  Company   believes  that   employees   should   understand  the
            performance evaluation and pay administration process. The process of assessing performance is as follows:

            1. At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

            2. The evaluating manager gives the employee ongoing feedback on performance.

            3.    At the end of the performance  cycle, the manager  objectively
                  and    subjectively    evaluates   the    accomplishment    of
                  objectives/key goals.

            4. The evaluating manager communicates evaluation results to the employee.

                              Compensation Vehicles

      The Company has historically used a compensation program that consists of multiple elements. These elements include some or all of the following:

      o     Salary.  The Company  sets base salary for its  employees  at levels
            required  to  attract,   retain,   and  motivate   highly   talented
            individuals at all levels in the organization.

      o     Bonus.  The  Company  utilizes  incentive   compensation  plans  for
            selected employees to reward achievement of key objectives and goals.

      o Equity Incentives. If/when utilized, Equity Incentives can be utilized to provide additional incentives to selected employees to work to maximize shareholder value. Any Equity Grants are made by the Board.

                             COMPENSATION COMMITTEE

                             William Botts, Chairman

               Maurice DeWald                       Jonathan Javitt

                             AUDIT COMMITTEE REPORT

      The Audit Committee reports to and acts on behalf of the Board in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-K with management and the independent auditors.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with the independent auditors their independence. In concluding that the auditors are independent, the Committee considered, among other factors, whether the non-audit services provided by Grant Thornton, LLP were compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

      The Audit Committee has recommended the appointment of Grant Thornton, LLP to serve as the Company's independent auditors for the year ending March 31, 2006.

                                 AUDIT COMMITTEE

                            Maurice DeWald, Chairman

              William Botts                             Vincent Love

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and Nasdaq. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended March 31, 2005, all of its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons with the exception of Ahmed Hussein who failed to file timely a Form 4 related to a grant of 7,000 options received on February 11, 2005. Mr. Hussein's Form 4 concerning such grant was subsequently filed with the SEC on July 29, 2005.

                        FIVE-YEAR PERFORMANCE COMPARISON

         The following graph compares the cumulative total returns of the Company's Common Stock, the Total Return Index for The Nasdaq Stock Market, and the Nasdaq Computer & Data Processing Services Stock Index over the five-year period ended March 31, 2005 assuming $100 was invested on April 1, 2000 with all dividends, if any, reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG QUALITY SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                                         Cumulative Total Return
                                      -------------------------------------------------------------
                                        3/00       3/01       3/02       3/03       3/04       3/05
QUALITY SYSTEMS, INC.                 100.00      72.13      99.87     167.28     297.90     577.30
NASDAQ STOCK MARKET (U.S.)            100.00      47.20      41.66      22.38      38.67      37.64
NASDAQ COMPUTER & DATA PROCESSING     100.00      32.47      32.30      24.83      35.04      35.09

      $100 invested on 3/31/00 in stock or index including reinvestment of dividends. Fiscal year ending March 31.

      The last trade price of the Company's Common Stock on each of March 31, 2001, 2002, 2003, 2004 and 2005 was published by Nasdaq and, accordingly for the periods ended March 31, 2001, 2002, 2003, 2004 and 2005 the reported last trade price was utilized to compute the total cumulative return for the Company's Common Stock for the respective periods then ended.

                              CERTAIN TRANSACTIONS

      David Razin, who is Vice President EDI Services at the Company, is the son of Sheldon Razin, Chairman of the Board. David Razin earned $164,300 in salary and bonus during the fiscal year ended March 31, 2005. Kim Cline, Vice President of Client Services, at the Company's NextGen Healthcare Information System subsidiary, is the sister of Patrick Cline, President of the NextGen Healthcare Information System Division. Kim Cline earned $147,684 in salary and a bonus during the fiscal year ended March 31, 2005 and was awarded 37,000 stock options during the same period.

                          COMMUNICATIONS WITH DIRECTORS

      The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board, any individual directors, any group or committee of directors, correspondence should be addressed to the Board or any such individual directors, group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 18191 Von Karman, Suite 450, Irvine, California 92612. To communicate with any of our directors electronically, a shareholder should send an email to the Company's
Secretary: pholt@qsii.com.

      All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board, any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that its directors are invited and encouraged to attend the 2005 Annual Meeting. All of our director nominees were in attendance at the 2004 Annual Meeting.

                                    APPROVAL
                                       OF
                      2005 STOCK OPTION AND INCENTIVE PLAN

                                (Proposal No. 2)

      On May 25, 2005 the Board adopted, subject to the approval of the shareholders, the Company's 2005 Stock Option and Incentive Plan ("Plan") to promote the future success of the Company by providing an incentive for officers, employees and directors of, and consultants and advisors to, the Company and its Related Entities to acquire a proprietary interest in the success of the Company, to remain in the service of the Company and/or related entities, and to render superior performance during such service.

      The following is a general summary of the Plan which is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A. Defined terms used in connection with this Proposal 2 and not otherwise defined herein shall have such meanings as are set forth in the Plan.

Types of Grants Under the Plan

      Awards may be made under the Plan including: (i) stock options, including Incentive Stock Options and non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) unrestricted stock, (v) restricted stock units, (vi) performance shares, (vii) performance units (including performance options), and other stock-based Awards described in the Plan.

Awards and Award Agreements

      Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Board in its discretion deems necessary or desirable.

Plan Administration

      The Compensation Committee (the "Committee") advises the Board concerning the administration of the Plan. The Committee may recommend to the Board for Board approval: (i) the manner in which the Plan and any Award Agreement is construed, interpreted and implemented, (ii) amendments and rescission of rules and regulations relating to the Plan, including rules governing its own operations, (iii) determinations deemed necessary or advisable in administering the Plan (including defining and calculating Performance Goals and certifying that such Performance Goals have been met), (iv) the correction of any defect, supplying any omission and reconciling any inconsistency in the Plan, (v) amendments to the Plan reflecting changes in applicable law or regulations, (vi) whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, and (vii) whether, and to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board.

Total Shares Available

      A total of 1,200,000 shares of Common Stock may be transferred pursuant to Awards granted under the Plan. With respect to a stock appreciation right, both shares of Common Stock issued pursuant to the Award and shares of Common Stock representing the exercise price of the Award shall be treated as being unavailable for other Awards or other issuances pursuant to the Plan unless the stock appreciation right is forfeited, terminated or cancelled without the delivery of shares of Common Stock. Any shares (as opposed to options) of Common Stock subject to Awards shall be counted against the numerical limits of the Plan as two shares for every share subject thereto.

Adjustments

      The number of shares of Common Stock covered by each outstanding Award, the number or amount of shares or units available for Awards, the number or amount of shares or units that may be subject to Awards to any one Grantee, the price per share of Common Stock or units covered by each such outstanding Award and any other calculation relating to shares of Common Stock available for Awards or under outstanding Awards, shall be proportionately adjusted, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock or similar transaction, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

Repricing

      Except as may be adjusted under the Plan, no Award granted under the Plan shall have its exercise price modified or "repriced" without first obtaining shareholder approval.

Stock Options, Stock Appreciation Rights and Additional Options

      Options Generally. The Board may grant stock options, including (i) Incentive Stock Options and (ii) nonqualified stock options, to purchase shares of Common Stock from the Company.

      Incentive Stock Options. With respect to any Incentive Stock Option or stock appreciation right granted in connection with an Incentive Stock Option
(i) the exercise price shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted and (ii) the exercise period shall not be for longer than ten (10) years after the date of the grant. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options and stock appreciation rights granted in connection with Incentive Stock Options granted under the Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options and rights shall be treated as nonqualified stock options. To the extent required under
Section 422 of the Code, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations unless (i) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of the shares subject thereto, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted. Incentive Stock Options are governed by other provisions of Section 422 of the Code.

      Stock Appreciation Rights. The Board may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option. The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to
(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (ii) the exercise price of such right as set forth in the Award Agreement (if the stock appreciation right is granted in connection with a stock option, then the exercise price of the option), multiplied by (iii) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Board shall determine in its discretion.

      Exercise Price. Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the exercise price, which shall be determined by the Committee in its discretion.

      Exercise Periods and Manner of Exercise. Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, and, if applicable, the conditions which must be satisfied (including the attainment of Performance Goals) in order for the Award evidenced thereby to be exercisable, whether in whole or in part. Such periods and conditions shall be determined by the Board in its discretion; provided, however, that no stock option or stock appreciation right shall be exercisable more than ten (10) years after the date the Award is issued. Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

      Payment of Exercise Price. Any written notice of exercise of a stock option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made (i) in cash, or (ii) to the extent specified in the Award Agreement or not otherwise prohibited by the Board in its discretion (A) by delivery of shares of Common Stock having a Fair Market Value equal to all or part of the exercise price and cash for any remaining portion of the exercise price, (B) by cashless exercise procedure through a broker-dealer, and (C) to the extent permitted by law, by such other method not otherwise prohibited by the Board including, without limitation, a "net exercise."

      Termination of Employment, Death, Disability. Except to the extent otherwise provided under the Plan, or in the applicable Award Agreement, all unvested stock options and stock appreciation rights to the extent not theretofore exercised shall terminate immediately upon (i) the Grantee's Termination of Employment at Grantee's election for any reason or (ii) Grantee's Termination of Employment by the Company for Cause. Except to the extent otherwise provided in the applicable Award Agreement, upon the Termination of Employment of a Grantee at the election of the Company or a Related Entity (other than as provided in the Plan) the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions:
(i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment; and (ii) exercise must occur within three (3) months after the Termination of Employment but in no event after the expiration date of the Award as set forth in the Award Agreement. At such time as the Company adopts a policy of retirement and during the continued effectiveness of such policy, except to the extent otherwise provided in the applicable Award Agreement, upon the Termination of Employment of a Grantee by reason of the Grantee's Retirement, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of Retirement; and (ii) exercise must occur within three (3) years after Retirement but in no event after the expiration date of the Award as set forth in the Award Agreement. Except to the extent otherwise provided in the applicable Award Agreement, upon the termination of Employment of a Grantee by reason of Disability the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of Termination of Employment; and (ii) exercise must occur no later than six (6) months after the Termination of Employment but in no event after the expiration date of the Award as set forth in the

Award Agreement. Except to the extent otherwise provided in the applicable Award Agreement, if a Grantee dies during the period in which the Grantee's stock options or stock appreciation rights are exercisable, whether pursuant to their terms or pursuant to paragraph (b), (c) or (d) above, any outstanding stock option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of death; and (ii) exercise must occur no later than six (6) months after the date of the Grantee's death.

Restricted Stock and Unrestricted Stock

      Grants. The Board may grant restricted and unrestricted shares of Common Stock to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan.

      Rights as Shareholder. The Company may issue in the Grantee's name shares of Common Stock covered by an Award of restricted stock or unrestricted stock. Upon the issuance of such shares, the Grantee shall have the rights of a shareholder with respect to the restricted stock or unrestricted stock, subject to certain transfer restrictions, Company's repurchase rights and Board imposed restrictions.

      Nontransferable. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Board at any time may waive or amend the transfer restrictions or other condition of an Award of restricted stock.

      Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, shares of restricted stock that remain subject to transfer restrictions as of the date of such termination (and therefore are unvested) shall be forfeited and canceled.

Restricted Stock Units

      Grants. The Board may grant Awards of restricted stock units to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan.

      Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled.

Performance Shares, Performance Options and Performance Units

      Grants. The Board may grant performance shares in the form of actual shares of Common Stock, performance options or share units over an identical number of shares of Common Stock, to such Key Persons, in such amounts subject to the attainment of such Performance Goals and satisfaction of such other terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan. The Performance Goals and the length of the performance period applicable to any Award of performance shares, performance options or performance units shall be determined by the Board. The Board shall determine in its discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

      Nontransferable.   Performance   shares   may  not  be   sold,   assigned,
transferred,   pledged  or  otherwise   encumbered  or  disposed  of  except  as
specifically provided in this Plan or the applicable Award

Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of Performance Goals) and other conditions on which the non-transferability of the performance shares shall lapse. The Board at any time may waive or amend the transfer restrictions or other condition of an Award of performance shares.

      Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, performance shares and performance share units that remain subject to transfer restrictions as of the date of such termination (and therefore shall not have vested) shall be forfeited and canceled.

Deferred Stock Units

      Deferred stock units consist of a restricted stock, restricted stock unit, performance share or performance unit Award that the Board in its discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Board. Deferred stock units remain subject to the claims of the Company's general creditors until distributed to the Grantee. Deferred stock units shall be subject to the annual Section 162(m) limits applicable to the underlying restricted stock, restricted stock unit, performance share or performance unit Award as forth in the Plan.

Other Stock-Based Awards

      The Board may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Dividend Equivalent Rights

      The Board may in its discretion include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Board shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise or vesting of, or the attainment or satisfaction of terms and conditions applicable to, the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Board shall deem appropriate.

      Awards   under  the  Plan  shall  be  subject  to  the  limits  and  other requirements of Section 162(m) of the Code.

Director Stock Options

      Eligibility. Subject to the specific requirements, terms and conditions as adopted from time to time by the Board in its discretion all voting directors of the Company who are not employees of the Company ("Non-Employee Directors") shall receive nonqualified stock options pursuant to the conditions of the Plan.

      Exercise Price and Period. Unless the Board in its discretion determines otherwise, the per share exercise price for each stock option granted shall be 100% of the Fair Market Value of a share of Common Stock on the date the stock option is granted. Each stock option shall vest, become exercisable and possess a term in accordance with the policy then in place and as adopted by the Board, provided, however, that (i) if the Non-Employee Director's service on the Board is terminated as a result of not being reelected to the Board, then such stock option shall continue to exercisable until the earlier to occur of
(A) the expiration of the remaining term of the option or (B) three (3) years from the date Board service terminated, and (ii) no stock option may have a term in excess of ten (10) years.

New Plan Benefits

      As stated above, the Board has the authority to determine the amounts, terms and grant dates of options to be granted to eligible employees, directors and consultants under the Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information. Since no options were granted under the Plan to the officers and directors of the Company during the fiscal year ended March 31, 2005 no determination can be made concerning benefits which would have been received by such individuals had the Plan been in place during such period. To date, no options or other grants of any kind have been granted under the Plan.

      The Company is reviewing but has not yet determined the number of employees that will be eligible to participate in the Plan. The Company further estimates that all of its employee and non-employee directors will be eligible to participate in the Plan.

Required Vote

      The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to approve the Plan is required to approve the Plan.

Recommendation of the Board of Directors

      THE BOARD RECOMENDS THAT SHAREHOLDERS VOTE `FOR' APPROVAL OF THE PLAN. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE PLAN UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (Proposal No. 3)

      The Board of Directors has appointed the firm of Grant Thornton, LLP ("Grant Thornton") as its independent public accountants for the fiscal year ended March 31, 2006, subject to ratification by the holders of a majority of the shares represented either in person or by proxy at the Annual Meeting. In the event that the shareholders do not ratify the selection of Grant Thornton as the Company's independent public accountants, the selection of another independent public accounting firm will be considered by the Board of Directors.

      Representatives of Grant Thornton are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives of Grant Thornton also will have the opportunity to make a formal statement, if they so desire.

                            AUDIT AND NON-AUDIT FEES

      The following table sets forth the aggregate fees billed to the Company by Grant Thornton, LLP for the fiscal years ended March 31, 2005 and 2004.

            -------------------------------------------------------------

                                                    2005          2004
            -------------------------------------------------------------

              Audit fees                          $941,000      $250,000
            -------------------------------------------------------------

              Audit-related fees                  $      0      $      0
            -------------------------------------------------------------

              Tax fees                            $  7,000      $ 11,000
            -------------------------------------------------------------

              All other fees                      $  6,000      $ 34,000
            -------------------------------------------------------------

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit.

Required Vote

      The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to ratify the Company's independent public accountants is required for its approval.

Recommendation of the Board of Directors

      Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify the appointment of Grant Thornton. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders' rejection and the Board will reconsider the appointment.

      THE BOARD RECOMENDS THAT SHAREHOLDERS VOTE `FOR' THE RATIFICATION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

                                    APPROVAL
                                       OF
                     AMENDMENT TO ARTICLES OF INCORPORATION

                                (Proposal No. 4)

Description of the Proposed Amendment

      The Board has approved a proposed amendment to the Company's Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 20 million to 50 million and has directed that the proposed amendment be presented to the Company's shareholders for consideration and approval.

      The Company proposes to amend the third Article of its Articles of Incorporation to read as follows:

                  THIRD: This corporation is authorized to issue only one class of shares, to be called "Common Stock." The total number of such shares that this corporation shall have authority to issue is up to fifty Million (50,000,000), and each such share shall have a par value of one cent ($.01).

Purposes and Effects of the Proposal

      As of July 27, 2005, the Company had 13,124,860 shares of common stock outstanding, shares of common stock reserved for issuance upon the exercise of outstanding employee and director options, and shares of common stock reserved for issuance upon the exercise of options that may be granted under the Company's 1998 Stock Option Plan (the "1998 Plan"). In addition, if the Company's shareholders approve the Company's 2005 Stock Option and Incentive Plan (the "2005 Plan") at the 2005 Annual Shareholders' Meeting, additional shares of common stock will be reserved for issuance upon stock grants and the exercise of options that may be granted under such Plan. Because the Company's Articles of Incorporation currently authorizes the issuance of only 20,000,000 shares of common stock, if all of our option holders and future option and stock grantees under the 1998 Plan and the 2005 Plan were to exercise their options and/or vest in their respective grants of stock, the Company would have only 4,467,243 shares of authorized and unissued common stock under the terms of its Articles of Incorporation.

      Accordingly, the principal purpose of the proposed amendment is to increase the number of authorized shares of the Company's common stock so that it has enough authorized and unissued shares available to give the Company greater flexibility in considering and planning for future business needs, although the Company presently has no plans, agreements or commitments to issue any of the additional authorized shares of common stock (other than issuing shares of common stock pursuant to stock options and/or employee compensation plans). The authorization of the additional shares of the Company's common stock sought by this proposal would not have any immediately dilutive effect on the proportionate voting power or other rights of the Company's existing shareholders, but to the extent that the additional authorized shares of common stock are issued in the future, they may decrease the Company's existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the Company's existing shareholders.

      The proposed amendment would also increase the number of shares of common stock available for stock dividends or distributions, stock splits in the form of stock dividends, employee and officer compensation plans and other general corporate purposes.

      The additional authorized shares provided for by the proposed amendment will be a part of the existing class of common stock and, if and when issued, will have the same rights and privileges as the shares of common stock presently issued and outstanding. Holders of common stock are not entitled to preemptive rights.

      Approval of this proposal will also permit the Board to issue additional shares of common stock without further shareholder approval and upon such terms and at such times as it may determine unless required by applicable law, regulatory agencies, the rules of Nasdaq, or any stock exchange on which the Company's securities may then be listed.

      Although the Company is not proposing to increase its authorized shares of Common Stock in order to impede a change of control of the Company and the Company is not aware of any current efforts to acquire control of the Company, an increase in the authorized number of shares of common stock could make more difficult, and thereby discourage, attempts to acquire control of the Company, even though the Company's shareholders may deem such an acquisition to be desirable. An issuance of shares of common stock could dilute the ownership interest and voting power of the Company's shareholders who are seeking control of the Company. Shares of common stock could be issued in a private placement to one or more persons or organizations sympathetic to management and opposed to any takeover bid, or under other circumstances that could make more difficult, and thereby discourage, attempts to acquire control of the Company. To the extent that it impedes any such attempts, the proposed amendment may serve to perpetuate management. The Company presently does not expect to use unissued common stock for this purpose. In addition, the Company's Board is not aware of any proposal to effect a change in control or takeover of the Company.

      The Board has concluded that the potential benefits of the amendment to the Company and its shareholders outweigh the possible disadvantages.

Effective Date of Proposed Amendment

      If the proposed amendment to the Company's Articles of Incorporation is adopted by its shareholders at the 2005 Annual Shareholders' Meeting, the amendment will become effective and the number of authorized shares will be increased upon filing of the amendment with the Secretary of State of California which is anticipated to take place shortly thereafter.

Required Vote

      The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required for approval of the proposed amendment to the Company's Articles of Incorporation.

Recommendation of the Board of Directors

      THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK.

                                  ANNUAL REPORT

      The Company's Annual Report containing audited financial statements for the fiscal years ended March 31, 2005 and 2004 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                            PROPOSALS OF SHAREHOLDERS

      Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by April 26, 2006, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders (including nominees for director) to be timely, a Shareholders' Notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty days (60) nor more than one hundred twenty days prior to the scheduled Annual Meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy days (70) notice or public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day (10th) following the earlier of the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. The Shareholder Notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

                                  OTHER MATTERS

      The Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of the Board.

                                             By Order of the Board of Directors,

                                             QUALITY SYSTEMS, INC.


                                             /s/ Paul Holt
                                             Corporate Secretary

Irvine, California
August 15, 2005

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2005, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, QUALITY SYSTEMS, INC., 18191 VON KARMAN AVENUE, SUITE 450, IRVINE, CALIFORNIA 92612 OR CALLING (949) 255-2600.

                                    Exhibit A

                              QUALITY SYSTEMS, INC.

                                2005 STOCK OPTION

                                       AND

                                 INCENTIVE PLAN

                                   ARTICLE I
                                     GENERAL

      1.1 Purpose. The purpose of the Quality Systems, Inc. 2005 Stock Option and Incentive Plan (the "Plan") is to promote the future success of Quality Systems, Inc. (the "Company") by providing an incentive for officers, employees and directors of, and consultants and advisors to, the Company and its Related
Entities to acquire a proprietary interest in the success of the Company, to remain in the service of the Company and/or Related Entities, and to render superior performance during such service.

      1.2 Definitions of Certain Terms.

            (a) "Award"  means an award under the Plan as  described  in Section
      1.5 and Article II.

            (b) "Award Agreement" means a written agreement entered into between the Company and a Grantee in connection with an Award.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Cause." Termination of Employment by the Company for "Cause" means, with respect to a Grantee and an Award, (i) except as provided otherwise in the applicable Award Agreement or as provided in clause (ii) below, Termination of Employment of the Grantee by the Company (A) upon Grantee's failure to substantially perform Grantee's duties with the Company or a Related Entity (other than any such failure resulting from death or Disability), (B) upon Grantee's failure to substantially follow and comply with the specific and lawful directives of the Board or any officer of the Company or a Related Entity to whom Grantee directly or indirectly reports, (C) upon the Board's determination of Grantee's commission of an act of fraud or dishonesty resulting in actual economic, financial or reputational injury to the Company or a Related Entity, (D) upon the Board's determination of Grantee's engagement in illegal conduct, gross misconduct or an act of moral turpitude, involving economic, financial or reputational injury to the Company or a Related Entity, or
      (E) upon Grantee's material violation of any material written policy, guideline, code, handbook or similar document governing the conduct of directors, officers or employees of the Company or its Related Entities resulting in actual economic, financial or reputational injury to the Company or Related Entity; or (ii) in the case of directors, officers or employees who at the time of the Termination of Employment (A) are entitled to the benefits of a change in control, employment or similar agreement entered into by the Company or a Related Entity or (B) are subject to an existing Company policy or agreement, that defines or addresses termination for cause, termination for cause as defined and/or determined pursuant to such agreement.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means a compensation committee appointed by the Board in accordance with Section 1.3(a) of the Plan.

            (g) "Common Stock" means the common stock of the Company.

            (h) "Disability" means, with respect to a Grantee and an Award, (i) except as provided in the applicable Award Agreement or as provided in clause (ii) below, "disability" as defined in (i) the long-term disability plan in which Grantee is participating; or (ii) in the case of directors, officers or employees who at the time of the Termination of Employment are entitled to the benefits of a change in control, employment or similar agreement entered into by the Company or a Related Entity that defines or addresses termination because of disability, "disability" as defined in such agreement; or (iii) if neither (i) nor (ii) apply, then such a plan in which any of the officers of the Company may be participating; or (iv) if (i), (ii) and (iii) do not apply, then as defined in Section 22(e)(3) of the Code. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the term "Disability" for purposes of the preceding sentence shall have the meaning given to it by Section 422 (c)(6) of the Code and
      (B) to the extent an Award is subject to the provisions of Section 409A of the Code and if in order for compensation provided under any Award to avoid the imposition of taxes under Section 409A of the Code, a different definition of "disabled" is required by Section 409A, then a Grantee shall be determined to have suffered a Disability only if such Grantee is "disabled" within the meaning of Section 409A of the Code.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange, association or other market on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange, association or market, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange, association or other market or traded in an over-the-counter market, such value as the Board on advice of the Committee and in the Board's discretion shall determine.

            (k) "Grantee" means a person who receives an Award.

            (l) "Incentive Stock Option" means, subject to Section 2.3(f), a stock option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

            (m) "Key Executive" means a Key Person who, on the last day of the Company's taxable year, is either (i) the chief executive officer of the Company or acting in such capacity, or (ii) among the four highest compensated officers (other than the chief executive officer).

            (n) "Key Persons" means then acting or prospective directors, officers and employees of the Company or of a Related Entity, and then acting or prospective consultants and advisors to the Company or a Related Entity.

            (o) "Non-Employee Director" has the meaning given to it in Section 2.12.

            (p) "Performance Goals" means the objective goal(s) (or combined goal(s)) adopted by the Committee in its discretion to be applicable to a Key Executive with respect to an Award; such Performance Goals applicable to an Award may provide for a targeted or measured level or levels of achievement or change using any objective performance standard, including, but not limited to (and by way of example only): (i) revenue, (ii) earnings per share, (iii) net income, (iv) return on assets, (v) return on equity, (vi) stock price, (vii) economic profit or shareholder value added, (viii) total shareholder return, (ix) EBIT, and (x) EBITDA. Such measures may be defined and calculated in such objective manner and detail as the Committee in its discretion may determine, including whether such measures shall be calculated before or after income taxes or other items, the degree or manner in which various items shall be included or excluded from such measures, whether total assets or certain categories of assets shall be used, whether such measures shall be applied to the Company on a consolidated basis or to certain Related Entities of the Company or to certain divisions, operating units or business lines of the Company or a Related Entity, the weighting that shall be given to various measures if combined goals are used, and the periods and dates during or on which such measures shall be calculated. The Performance Goals may differ from Key Executive to Key Executive and from Award to Award. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the Performance Goal is met.

            (q) "Person," whether or not capitalized, means any natural person, any corporation, partnership, limited liability company, trust or legal or contractual entity or joint undertaking and any governmental authority.

            (r) "Related Entity" means any corporation, partnership, limited liability company or other entity that is an "affiliate" of the Company within the meaning of Rule 12b-2 under the Exchange Act.

            (s) "Retirement" means, with respect to a Grantee and an Award, except as otherwise provided in the applicable Award Agreement, the Grantee's Termination of Employment with the Company or a Related Entity for a reason other than for Cause and that at the time of the Termination of Employment the Grantee has satisfied the criteria for retirement in accordance with the Company's employment policies if and when adopted by the Company.

            (t) "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

            (u) A Grantee shall be deemed to have a "Termination of Employment" upon ceasing employment with the Company or any Related Entity (or, in the case of a Grantee who is not an employee, upon ceasing association with the Company or any Related Entity as a director, consultant, advisor or otherwise), provided, however, it shall not be considered a Termination of Employment of a Grantee if the Grantee ceases employment or association with the Company or a Related Entity but continues or immediately commences employment or association with a majority-owned Related Entity or the Company.

      1.3 Administration.

            (a) The Committee.  If such is required to assure  compliance  under
      Section 162(m), different Committees with respect to different groups of Key Persons may administer the Plan in accordance with this Section 1.3(a).

                  (i) Section 162(m). To the extent the Award is intended to qualify as "performance-based compensation" within the meaning of
            Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of
            Section 162(m) of the Code.

                  (ii) Other  Administration.  Other than as provided above, the
            Plan shall be administered by (A) the Board through recommendations of the Compensation Committee as set forth herein, or (B) upon election and delegation by the Board, a Compensation Committee (including any successor thereto) of the Board which it may elect to act upon in its sole and absolute discretion, provided such Compensation Committee shall consist of not less than two independent directors.

            (b) Authority. The Committee shall advise the Board concerning the administration of the Plan and the Board's actions which may be taken pursuant to the Plan. The Committee shall have the authority to recommend to the Board for Board approval: (i) the manner in which the Plan and any Award Agreement is construed, interpreted and implemented, (iii) amendments and rescission of rules and regulations relating to the Plan, including rules governing its own operations, (iv) determinations deemed necessary or advisable in administering the Plan (including defining and calculating Performance Goals and certifying that such Performance Goals have been met), (v) the correction of any defect, supplying any omission and reconciling any inconsistency in the Plan, (vi) amending the Plan to reflect changes in applicable law or regulations, (vii) whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended (including, but not limited to, canceling an Award in exchange for a cash payment (or securities with an equivalent value) equal to the difference between the Fair Market Value of a share of Common Stock on the date of grant and the Fair Market Value of a share of Common Stock on the date of cancellation, and, if no such difference exists, canceling an Award without a payment in cash or securities), and (viii) whether, and to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board.

            (c) Voting. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by all of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

            (d) Binding Determinations. The determination of the Board on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive.

            (e) Exculpation. No member of the Board or the Committee or any officer, employee or agent of the Company or any of its Related Entities (each such person a "Covered Person") shall have any liability to any person (including, without limitation, any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice subject to approval of the Covered Person (not to be unreasonably withheld). The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Articles of Incorporation or Bylaws, in each case as amended from time to time, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless pursuant to an indemnification agreement or otherwise (in which case, any conflict between the indemnification agreement or such other Board approved agreement shall be resolved in favor of the indemnification agreement or such other agreement).

            (f) Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional and financial advisors and consultants to the Committee or the Company. No director, officer, employee or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith reliance on such advice.

            (g) Board. Subject to the provisions of Sections 1.3(a)(i) and 1.7(b), but notwithstanding any other provision herein to the contrary (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board, and (ii) the Board may, in its sole discretion, at any time and from time to time, (A) grant Awards, (B) require that the Committee's authority shall be limited to making recommendations to the Board concerning the granting and administration of the Plan and Awards hereunder, or (C) resolve to administer the Plan directly. In any of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein. Notwithstanding the foregoing, at any time during which the Board shall administer the granting of Awards, any Awards to the Chief Executive Officer and other executive officers of the Company shall be made by the Board meeting in executive session consisting entirely of independent directors (as defined in Rule 4350 of the Nasdaq Marketplace Rules).

      1.4 Persons Eligible for Awards. Awards under the Plan may be made to such Key Persons as the Committee shall select and recommended to the Board.

      1.5 Types of Awards Under the Plan. Awards may be made under the Plan including: (i) stock options, including Incentive Stock Options and non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) unrestricted stock, (v) restricted stock units, (vi) performance shares, (vii) performance units (including performance options), and other stock-based Awards, as set forth in Article II.

      1.6 Shares Available for or Subject to Awards.

            (a) Total Shares Available. The total number of shares of Common Stock that may be transferred pursuant to Awards granted under the Plan shall not exceed 1,200,000 shares. All of such shares shall be authorized for issuance pursuant to incentive stock options under Section 2.3 or for other Awards under Article II. Such shares may be authorized but unissued Common Stock. Any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. Such legend shall be caused to be removed by the Company's Chief Financial Officer and Chief Executive Officer upon their joint written determination that the conditions warranting the inclusion of such legend are no longer applicable. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, then the shares covered by such forfeited, terminated or canceled Award shall again become available for transfer pursuant to Awards granted or to be granted under this Plan. However, if any Award or shares of Common Stock issued or issuable under Awards are tendered or withheld as payment for the exercise price of an Award, the shares of Common Stock may not be reused or reissued or otherwise be treated as being available for Awards or issuance pursuant to the Plan. With respect to a stock appreciation right, both shares of Common Stock issued pursuant to the Award and shares of Common Stock representing the exercise price of the Award shall be treated as being unavailable for other Awards or other issuances pursuant to the Plan unless the stock appreciation right is forfeited, terminated or cancelled without the delivery of shares of Common Stock. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan.

            (b) Treatment of Certain Awards. Any shares of Common Stock subject to Awards shall be counted against the numerical limits of this Section
      1.6 as two shares for every share subject thereto. For example, if an Award of restricted shares or performance shares (or any Award involving the receipt of actual "hard" shares of the Company) is made in the amount of 10,000 shares, then 20,000 shares shall be deducted from the then existing balance of authorized and unissued shares (originally set at 1,200,000 in Section 1.6(a), above) available for future issuances under the Plan.

            (c) Adjustments. The number of shares of Common Stock covered by each outstanding Award, the number or amount of shares or units available for Awards under Section 1.6(a) or otherwise, the number or amount of shares or units that may be subject to Awards to any one Grantee under
      Section 1.7(b) or otherwise, the price per share of Common Stock or units covered by each such outstanding Award and any other calculation relating to shares of Common Stock available for Awards or under outstanding Awards (including Awards under Section 2.13) shall be proportionately adjusted, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock or similar transaction, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock (including rights offerings) other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

            (d) Grants Exceeding Allotted Shares. If the shares of Common Stock covered by an Award exceeds, as of the date of grant, the number of shares of Common Stock which may be issued under the Plan without additional shareholder approval, such Award shall be void.

      1.7 Regulatory Considerations.

            (e) General. To the extent that the Board determines it desirable for any Award to be given any particular tax, accounting, legal or regulatory treatment, the Award may be made by the Board, subject to any necessary restrictions, conditions or other terms or otherwise in such manner as is necessary to obtain the desired treatment.

            (f) Code Section 162(m) Provisions. For purposes of qualifying any compensation attributable to a grant of an Award to a Key Executive as "performance-based compensation" within the meaning of Section 162(m) of the Code:

                  (i) The compensation shall either:

                        (A)  Be  attributable  solely  to  (I)  Incentive  Stock
                  Options, (II) nonqualified stock options with a per share exercise price equal to at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and/or (III) stock appreciation rights for which the amount of compensation is based solely on an increase in the value of the shares of Common Stock of the Company after the date of grant of the Award; or

                        (B) To the extent subsection (A) above is not applicable, be based upon the achievement of Performance Goals established by the Committee in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Goal and less than 25% of the period of service to which the Performance Goal relates has elapsed at such time;

                  (ii) The Committee described in Section 1.3(a)(i) of this Plan shall  grant the  Award and  establish  any  applicable  Performance
            Goals;

                  (iii) With respect to any Award of stock options  and/or stock appreciation rights described in Section 1.7(b)(i)(A) above (subject to Section 1.6(b)), no Key Executive shall be granted, in any fiscal year, stock options, or stock appreciation rights to purchase (or obtain the benefits of the equivalent of) more than 200,000 shares of Common Stock (the "Annual Share Limit"); provided, however, that in connection with his or her initial service, the Key Executive may be granted stock options, or stock appreciation rights to purchase up to an additional 300,000 (the "Initial Service Limit") shares of Common Stock of the Company which do not count against the Annual Share Limit; and provided, further, that if a stock option, or stock appreciation right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 1.6(c)), the cancelled stock option, or stock appreciation right will be counted against the Annual Share Limit for such fiscal year (for this purpose, if the exercise price of a stock option is reduced, the transaction will be treated as a cancellation of the stock option and grant of a new stock option). The foregoing Annual Share Limit and Initial Service Limit shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 1.6(c). All provisions of this Section 1.7(b)(iii) will also apply to grants of full value shares, including restricted stock, restricted units and performance shares, except that the maximum grants will be fifty percent (50%) of the maximums shown above applicable to stock options and stock appreciation rights.

                  (iv) No Key Executive  shall be paid, in any fiscal year, more than $2,000,000 in cash performance units (which are a separate vehicle from performance shares); and

                  (v) Prior to payment of the compensation, the Committee described in Section 1.3(a)(i) certifies that any applicable Performance Goals and any other material terms of the Award were in fact satisfied.

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

      2.1 Awards and Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Board in its discretion deems necessary or desirable. Such provisions may include (but are not limited to) restrictions on the Grantee's right to transfer the shares of Common Stock issuable pursuant to the Award, a requirement that the Grantee become a party to an agreement restricting transfer or allowing repurchase of any shares of Common Stock acquired pursuant to the Award, a requirement that the Grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the Grantee wishes to transfer any such shares. The Board may grant Awards in tandem or in connection with or independently of or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Board shall determine, including cash, shares of Common Stock or other securities (or proceeds from the sale thereof), other Awards (by surrender or cancellation thereof or otherwise) or other property and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may determine that a Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Board shall specify by executing an Award Agreement in such form as the Board shall determine and, if the Board shall so require, makes payment to the Company in such amount as the Board may determine. Loans to executive officers of the Company may not be extended, guaranteed or arranged by the Company in violation of Section 402 of the Sarbanes-Oxley Act of 2002, Regulation O of the Board of Governors of the Federal Reserve System or any other applicable law or regulation.

      2.2 No Rights as a Shareholder. No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the transfer of such shares to such person. Except as otherwise provided in
Section 1.6(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such shares are issued.

      2.3 Grant of Stock Options, Stock Appreciation Rights and Additional Options.

            (a) Grant of Stock Options. The Board may grant stock options, including Incentive Stock Options and nonqualified stock options, to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan.

            (b) Grant of Stock Appreciation Rights. The Board may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option.

            (c) Stock Appreciation Rights. The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to
      (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (ii) the exercise price of such right as set forth in the Award Agreement (if the stock appreciation right is granted in connection with a stock option, then the exercise price of the option), multiplied by (iii) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Board shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced correspondingly by the number of shares with respect to which the option is exercised.

            (d) Exercise Price. Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the exercise price, which shall be determined by the Committee in its discretion, except that no stock option or stock appreciation right may be granted with an exercise price below the fair market value of the Company's common stock on the date of grant.

            (e) Exercise Periods. Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, and, if applicable, the conditions which must be satisfied (including the attainment of Performance Goals) in order for the Award evidenced thereby to be exercisable, whether in whole or in part. Such periods and conditions shall be determined by the Board in its discretion; provided, however, that no stock option or stock appreciation right shall be exercisable more than ten (10) years after the date the Award is issued.

            (f) Incentive Stock Options. Notwithstanding Section 2.3(d) and (e), with respect to any Incentive Stock Option or stock appreciation right granted in connection with an Incentive Stock Option (i) the exercise price shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which
      Section 424(a) of the Code applies) and (ii) the exercise period shall not be for longer than ten (10) years after the date of the grant. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options and stock appreciation rights granted in connection with Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options and rights shall be treated as nonqualified stock options. For purposes of this Section 2.3(f), Incentive Stock Options shall be taken into account in the order in which they were granted.

            (g) Ten Percent Owners. Notwithstanding the provisions of Sections 2.3(d), (e) and (f), to the extent required under Section 422 of the Code, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of the shares subject thereto, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted.

            (h) Repricing Requires Shareholder Approval. No Award granted hereunder shall have its exercise price modified or "repriced" without first obtaining shareholder approval.

      2.4 Exercise of Stock Options and Stock Appreciation Rights. Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:

            (a) Exercise Period. A stock option or stock appreciation right shall become and cease to be exercisable at such time or times as determined by the Board and set forth in the Award Agreement.

            (b) Manner of Exercise. Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. A stock option or stock appreciation right shall be exercised by written notice to the Company, on such form and in such manner as the Board shall prescribe.

            (c) Payment of Exercise Price. Any written notice of exercise of a stock option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Board), or (ii) (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option or under an Award made under this Plan or any other compensatory plan of the Company, were acquired at least six (6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the exercise price and cash for any remaining portion of the exercise price, (B) by cashless exercise procedure through a broker-dealer, and (C) to the extent permitted by law, by such other method not otherwise prohibited by the Board including, without limitation, a "net exercise."

            (d) Delivery of Shares. Promptly after receiving payment of the full exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment by the Company will be made partly or entirely in shares of Common Stock, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), transfer to the Grantee or to such other person as may then have the right to exercise the Award, the shares of Common Stock for which the Award has been exercised and to which the Grantee is entitled. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the shares to the Grantee's broker-dealer.

      2.5 Termination of Employment.

            (a) Termination of Employment by Grantee for any Reason or By the Company for Cause. Except to the extent otherwise provided in paragraphs
      (b), (c), (d) and (e) below or in the applicable Award Agreement, all unvested stock options and stock appreciation rights to the extent not theretofore exercised shall terminate immediately upon (i) the Grantee's Termination of Employment at Grantee's election for any reason or (ii) Grantee's Termination of Employment by the Company for Cause.

            (b) At Election of Company or a Related Entity. Except to the extent otherwise provided in the applicable Award Agreement, upon the Termination of Employment of a Grantee at the election of the Company or a Related Entity (other than in circumstances governed by paragraph (a) above or paragraphs (c), (d) or (e) below) the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment; and (ii) exercise must occur within three (3) months after the Termination of Employment but in no event after the expiration date of the Award as set forth in the Award Agreement.

            (c) Retirement. At such time as the Company adopts a policy of retirement and during the continued effectiveness of such policy, except to the extent otherwise provided in the applicable Award Agreement, upon the Termination of Employment of a Grantee by reason of the Grantee's Retirement, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of Retirement; and (ii) exercise must occur within three
      (3) years after Retirement but in no event after the expiration date of the Award as set forth in the Award Agreement.

            (d) Disability. Except to the extent otherwise provided in the applicable Award Agreement, upon the termination of Employment of a Grantee by reason of Disability the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of Termination of Employment; and (ii) exercise must occur no later than six (6) months after the Termination of Employment but in no event after the expiration date of the Award as set forth in the Award Agreement.

            (e) Death. Except to the extent otherwise provided in the applicable Award Agreement, if a Grantee dies during the period in which the Grantee's stock options or stock appreciation rights are exercisable, whether pursuant to their terms or pursuant to paragraph (b), (c) or (d) above, any outstanding stock option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of death; and (ii) exercise must occur no later than six
      (6) months after the date of the Grantee's death. Any such exercise of an Award following a Grantee's death shall be made only by the Grantee's executor or administrator, unless the Grantee's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a Grantee's executor (or administrator) or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise any Award pursuant to the preceding sentence, such executor (or administrator) or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Grantee.

      2.6 Grant of Restricted Stock and Unrestricted Stock.

            (a) Grant of Restricted Stock. The Board may grant restricted shares of Common Stock to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan.

            (b) Grant of Unrestricted Stock. The Board may grant unrestricted shares of Common Stock to such Key Persons, in such amounts and subject to such terms and conditions as the Board shall determine in its discretion, subject to the provisions of the Plan.

            (c) Rights as Shareholder. The Company may issue in the Grantee's name shares of Common Stock covered by an Award of restricted stock or unrestricted stock. Upon the issuance of such shares, the Grantee shall have the rights of a shareholder with respect to the restricted stock or unrestricted stock, subject to the transfer restrictions and the Company's repurchase rights described in paragraphs (d) and (e) below and to such other restrictions and conditions as the Board in its discretion may include in the applicable Award Agreement.

            (d) Company to Hold Certificates. Unless the Board shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the Plan or the applicable Award Agreement.

            (e) Nontransferable. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of Performance Goals) and other conditions on which the non-transferability of the restricted stock shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock. The Board at any time may waive or amend the transfer restrictions or other condition of an Award of restricted stock.

            (f) Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, shares of restricted stock that remain subject to transfer restrictions as of the date of such termination (and therefore are unvested) shall be forfeited and canceled.

      2.7 Grant of Restricted Stock Units.

            (a) Grant of Restricted Stock Units. The Board may grant Awards of restricted stock units to such Key Persons, in such amounts and subject to such terms and conditions (including the attainment of Performance Goals), as the Board shall determine in its discretion, subject to the provisions of the Plan.

            (b) Vesting. The Board, at the time of grant, shall specify the date or dates on which the restricted stock units shall become vested and other conditions to vesting (including the attainment of Performance Goals).

            (c) Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled.

      2.8 Grant of Performance Shares, Performance Options and Performance Share Units.

            (a) Grant of Performance Shares, Options Share Units and Cash Performance Units. The Board may grant performance shares in the form of actual shares of Common Stock, performance options or share units over an identical number of shares of Common Stock, to such Key Persons, in such amounts (which may depend on the extent to which Performance Goals are attained), subject to the attainment of such Performance Goals and satisfaction of such other terms and conditions (which may include the occurrence of specified dates), as the Board shall determine in its discretion, subject to the provisions of the Plan. The Board may also grant cash performance units, which are cash awards subject to performance goal attainment, but which are denominated only in cash, not in stock. The Performance Goals and the length of the performance period applicable to any Award of performance shares, performance options, share units or performance units shall be determined by the Board. The Board shall determine in its discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

            (b) Company to Hold Certificates. Unless the Board shall otherwise determine, any certificate issued evidencing performance shares shall remain in the possession of the Company until such performance shares are earned and are free of any restrictions specified in the Plan or the applicable Award Agreement.

            (c) Nontransferable. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Board at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of Performance Goals) and other conditions on which the non-transferability of the performance shares shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of performance shares, as dividends or otherwise, shall be subject to the same restrictions applicable to such performance shares. The Board at any time may waive or amend the transfer restrictions or other condition of an Award of performance shares.

            (d) Termination of Employment. Except to the extent otherwise provided in the applicable Award Agreement or unless otherwise determined by the Board, in the event of the Grantee's Termination of Employment for any reason, performance shares and performance share units or cash performance units that remain subject to transfer restrictions as of the date of such termination (and therefore shall not have vested) shall be forfeited and canceled.

      2.9 Grant of Dividend Equivalent Rights. The Board may in its discretion include in the Award Agreement with respect to any share denominated Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Board shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise or vesting of, or the attainment or satisfaction of terms and conditions applicable to, the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Board shall deem appropriate.

      2.10 Deferred Stock Units.

            (a) Description. Deferred stock units shall consist of a restricted stock, restricted stock unit, performance share or share unit Award that the Board in its discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Board. Deferred stock units shall remain subject to the claims of the Company's general creditors until distributed to the Grantee. Cash Performance Units may be deferred, but shall remain subject to the claims of the Company's general creditors until distributed to the Grantee.

            (b) 162(m) Limits. Deferred stock units and deferred cash performance units shall be subject to the annual Section 162(m) limits applicable to the underlying restricted stock, restricted stock unit, performance share or share unit or cash performance unit Award as forth in
      Section 1.7(b).

      2.11 Other Stock-Based Awards. The Board may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

      2.12 Director Stock Options.

            (a) Eligibility. Subject to the specific requirements, terms and conditions as adopted from time to time by the Board in its discretion (i) all voting directors of the Company who are not employees of the Company ("Non-Employee Directors") shall receive stock options pursuant to the conditions of this Section 2.12.

            (b) Grant of Director Stock Options. Each Non-Employee Director may be granted stock options to purchase shares of Common Stock of the Company.

            (c) Exercise Price. Notwithstanding Section 2.3(d), until and unless the Board in its discretion determines otherwise, the per share exercise price for each stock option granted under this Section 2.13 shall be 100% of the Fair Market Value of a share of Common Stock on the date the stock option is granted.

            (d) Exercise  Period.  Each stock option  granted under this Section
      2.12 shall vest, become exercisable and possess a term in accordance with the policy then in place and as adopted by the Board, provided, however, that (i) if the Non-Employee Director's service on the Board is terminated as a result of not being renominated or reelected to the Board, then such stock option shall continue to exercisable until the earlier to occur of
      (A) the expiration of the remaining term of the option or (B) three (3) years from the date

      Board service terminated, and (ii) no stock option may have a term in excess of ten (10) years.

            (e) Non-statutory  Options. Stock options granted under this Section
      2.12 will constitute nonqualified stock options.

            (f) Other Stock Option Terms Applicable. Except as set forth in this
      Section 2.12, all stock options granted under this Section 2.12 will be subject to and benefited by the terms and conditions (including Section 3.7) of the Plan applicable to other stock options granted under the Plan.

                                  ARTICLE III
                                  MISCELLANEOUS

      3.1 Amendment of the Plan; Modification of Awards.

            (a) Board Authority to Amend Plan. The Board in its discretion may at any time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that any such amendment (other than an amendment pursuant to paragraphs (d), (e) or (f) of this Section 3.1 or an amendment to effect an assumption or other action consistent with Section 3.7) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be effective with respect to such Grantee and Award only with the consent of the Grantee (or, upon the Grantee's death, the Grantee's executor (or administrator) or the recipient of a specific disposition under the Grantee's will).

            (b) Shareholder Approval. Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law, regulation or rule (including the rules of self-regulatory organizations). As set forth in Section 2.3(h), shareholder approval shall be required for any "repricing" of a previously granted Award hereunder.

            (c) Board Authority to Amend Awards. Subject to Section 2.3(h) which requires shareholder approval for any "repricing" of an Award granted hereunder, the Board in its discretion may at any time, whether before or after the grant, expiration, exercise, vesting or maturity of or lapse of restriction on an Award or the Termination of Employment of a Grantee, amend any outstanding Award or Award Agreement, including an amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraphs (d), (e) or (f) of this Section 3.1 or an amendment to effect an action consistent with Section 3.7) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee's death, the Grantee's executor (or administrator) or the recipient of a specific disposition under the Grantee's will). For purposes of the Plan, any action of the Board that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee.

            (d) Regulatory Changes Generally. Notwithstanding anything to the contrary in this Plan, the Board shall have full discretion to amend the Plan or an outstanding Award or Award Agreement to the extent necessary to preserve any tax, accounting, legal or regulatory treatment with respect to any Award and any outstanding Award Agreement shall be deemed to be so amended to the same extent, without obtaining the consent of any Grantee (or, after the Grantee's death, the Grantee's executor (or administrator) or the recipient of a specific disposition under the Grantee's will) provided that such amendment does not adversely affect a Grantee's rights under the Plan or such Award and Award Agreement.

            (e) Section 409A Changes. Notwithstanding anything to the contrary in this Plan, the Board shall have full discretion to amend the Plan or any outstanding Award or Award Agreement to the extent necessary to avoid the imposition of any tax under Section 409A of the Code. Any such amendments to the Plan, an Award or an Award Agreement may be adopted without obtaining the consent of any Grantee (or, after the Grantee's death, the Grantee's executor (or administrator) or the recipient of a specific disposition under the Grantee's will), regardless of whether such amendment adversely affects a Grantee's rights under the Plan or such Award or Award Agreement.

            (f) Other Tax Changes. In the event that changes are made to Section 83(b), 162(m), 422 or other applicable provision of the Code the Board may, subject to Sections 3.1(a), (b) and (c), make any adjustments it determines in its discretion to be appropriate with respect to the Plan or any Award or Award Agreement.

      3.2 Tax Withholding.

            (a) Tax Withholdings. As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company shall be entitled to require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

            (b) Withholding Shares. If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise provided in the applicable Award Agreement, the Grantee may satisfy only the minimum statutory withholding obligation imposed under paragraph (a) by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

      3.3 Restrictions.

            (a) Required Consents. If the Board shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a "Plan Action"), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Board.

            (b) Definition. The term "consent" as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation,
      (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Board. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

      3.4 Nonassignability.

            (a) Nonassignability. No Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative and any such attempted assignment, transfer or exercise in contravention of this Section 3.4 shall be void. Notwithstanding the foregoing, the Board may in its discretion permit the donative transfer of any Award under the Plan (other than an Incentive Stock Option) by the Grantee (including to a trust or similar instrument), subject to such terms and conditions as may be established by the Board.

            (b) Cashless Exercises Permitted. The restrictions on exercise and transfer in paragraph (a) above shall not be deemed to prohibit "cashless exercise" procedures with parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3 and as otherwise permitted by
      Section 2.4(c).

      3.5 Requirement of Notification of Election Under Section 83(b) of the Code. If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

      3.6  Requirement of  Notification  Upon  Disqualifying  Disposition  Under
Section 421(b) of the Code. If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

      3.7 Change in Control.

            (a) Definition. A "Change in Control" means the occurrence of any one of the following events:

                  (i) any Person (as defined in Sections  13(d) and 14(d) of the
            Exchange Act) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing in excess of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ("Company Voting Securities"); provided, however, that the event described in this clause (i) shall not be deemed a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any corporation controlled by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in clause (iii) below), (E) pursuant to any acquisition by Grantee or any group of persons including Grantee (or any entity controlled by Grantee or any group of persons including Grantee),
            (F) a transaction (other than one described in clause (iii) below) in which outstanding Company Voting Securities are acquired from the Company, if a majority of the Continuing Directors (as defined in clause (ii) below) approve a resolution providing expressly that the acquisition pursuant to this subclause (F) does not constitute a Change in Control under this clause (F), or (G) any increase in the ownership position of a person of the outstanding Company Voting Securities as a result of an acquisition of common stock of the Company by the Company which, by reducing the number of shares of common stock of the Company outstanding, increases the proportionate number of shares beneficially owned by such person to in excess of fifty percent (50%) or more of the outstanding Company Voting Securities, provided, however, that if a person shall become the beneficial owner of in excess of fifty percent (50%) or more of the outstanding Company Voting Securities by reason of a share acquisition by the Company as described above and shall, after such share acquisition by the Company, become the beneficial owner of any additional shares of common stock of the Company, then such acquisition shall constitute a Change in Control;

                  (ii) the  consummation of a merger,  consolidation,  statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
            Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of in excess of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination are Continuing Directors (any Business Combination which satisfies all of the criteria specified in subclauses (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); provided, however, that if Continuing Directors constitute a majority of the Board immediately following the occurrence of a Business Combination, then a majority of Continuing Directors in office prior to the Consummation of the Business Combination may approve a resolution providing expressly that such Business Combination does not constitute a Change in Control under this clause (ii) for any and all purposes of the Plan.

                  (iii) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company;

                  (iv) the consummation of an agreement (or agreements) providing for the sale or disposition by the Company of all or substantially all of the Company's assets other than a sale or disposition which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent 50% or more of the combined voting power of the Company or such surviving entity outstanding immediately after such sale or disposition; or

                  (v) in the case of  directors,  officers or employees  who are entitled to the benefits of a change in control agreement or similar provisions within an agreement entered into by the Company or a Related Entity that defines or addresses change of control, "change of control" as defined in such agreement

            (b) Effect of Change in Control. Upon the occurrence of a Change in Control specified in paragraph (a)(i) above and immediately prior to the occurrence of a Change in Control specified in paragraph (a)(ii), (a)(iii) or (a)(iv) above, Awards shall Fully Vest (as defined in paragraph (c) below). If, within two (2) years after the occurrence of a Change in Control a Termination of Employment occurs with respect to any Grantee for any reason other than Cause, Disability, death or Retirement, Grantee shall be entitled to exercise Awards at any time thereafter until the earlier of (i) the date twelve (12) months after the date of Termination of Employment and (ii) the expiration date in the applicable Award Agreement.

            (c) Fully Vest.  The  following  shall occur if Awards "Fully Vest":
      (i) any stock options and stock appreciation rights granted under the Plan shall become fully vested and immediately exercisable, (ii) any restricted stock, restricted stock units, performance shares, performance units and other stock-based Awards granted under the Plan will become fully vested and matured, any restrictions applicable to such Awards shall lapse and such Awards denominated in stock will be immediately paid out, and (iii) any Performance Goals applicable to Awards will be deemed to be fully satisfied; provided that (A) any Performance Goals whose performance period has not yet lapsed shall be calculated based on the higher of (x) the target value of the Awards as established by the Board and (y) the value of the Awards calculated under the terms of the Awards based on the average performance through the end of the fiscal quarter immediately prior to the effective date of the Change of Control (continued pro forma through the end of the performance period if necessary for purposes of determining whether the Performance Goal would have been met), and (B) if the Award has a performance period greater than one (1) year, the amount of the Award payable to the Grantee will be pro rated, based on a fraction, the numerator of which is the number of fiscal quarters completed from the beginning of the performance period until the effective date of the Change of Control and the denominator is the total number of fiscal quarters in the performance period.

            (d) Section 409A. To the extent it is necessary for the term "change of control" to be defined in order for compensation provided under any Award to avoid the imposition of taxes under Section 409A of the Code, then the term "change in control," only insofar as it applies to any such Award and its treatment under Section 409A, shall be defined as so required, rather than as provided in Section 3.7(a), and the terms of Sections 3.7(b) through (c) shall be applied and interpreted with respect to such Section 409A mandated definition in such manner as the Board in its discretion determines to be equitable and reflect the intention of Sections 3.7(a) through (c).

            (e) No Conflict with Other Agreements. The foregoing definition of "change of control" is applicable only to the matters contemplated by and set forth in this Plan and any Award agreement pursuant to this Plan, and shall not be controlling with respect to any other agreement between the Company and any third party.

      3.8 No Right to Employment. Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of or association with the Company or any Related Entity or affect any right which the Company or Related Entity may have to terminate such employment or association at any time (with or without cause).

      3.9 Nature of Payments. Unless the Board determines at any time in its discretion, any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.

      3.10 Non-Uniform Determinations. The Board's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

      3.11 Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      3.12 Interpretation. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. As used in the Plan, "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are followed by such words or words of like import; except as the context requires, the singular includes the plural and visa versa; and references to any agreement or other document are references to such agreement or document as amended or supplemented from time to time. Any determination, interpretation or similar act to be made by the Board shall be made in the discretion of the Board, whether or not the applicable provisions of the Plan specifically refer to the Board's discretion.

      3.13 Effective Date and Term of Plan. Unless sooner terminated by the Board, the Plan, including the provisions respecting the grant of Incentive Stock Options, shall terminate on the tenth anniversary of the adoption of the Plan by the Board; provided that the Plan shall continue to govern outstanding Awards until such Awards have been satisfied or terminated. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

      3.14 Governing Law. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

      3.15 Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.

      3.16 No Third Party Beneficiaries. Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

      3.17 Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

      3.18 Waiver of Claims. Each Grantee of an Award recognizes and agrees that prior to being recommended by the Committee to the Board to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the Grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of the Plan or an Award Agreement).

                              QUALITY SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Lou Silverman and Paul Holt, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of any class of Quality Systems, Inc. ("QSI") held of record by the undersigned as of July 27, 2005, at the Annual Meeting of Shareholders of QSI to be held at Hyatt Regency Irvine, 17900 Jamboree Avenue, Irvine, California, on September 21, 2005 at 1:00 p.m. local time, and at all adjournments thereof, (the "Annual Meeting") upon the following matters, which are described in QSI's Proxy Statement for the Annual Meeting.

      Please mark your votes as in this example. |X|

--------------------------------------------------------------------------------
1. ELECTION OF                    FOR                     WITHOLD
   DIRECTORS:           all nominees listed at           AUTHORITY
   NOMINEES:                 left to vote             to vote for all
                          (except as marked          nominees at left
                            to the contrary                 |_|
                                below)
                                  |_|

   William V. Botts
   Patrick Cline
   Maurice J. DeWald
   Jonathan Javitt
   Vincent J. Love
   Steven T. Plochocki
   Sheldon Razin
   Louis Silverman

Instructions: To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name to the left.

--------------------------------------------------------------------------------
2.    For approval of the 2005 Stock Option and Incentive Plan.

         FOR                       AGAINST                       ABSTAIN
         |_|                         |_|                           |_|

--------------------------------------------------------------------------------
3. For ratification of Grant Thornton, LLP as QSI's independent public accountants.

         FOR                       AGAINST                       ABSTAIN
         |_|                         |_|                           |_|

--------------------------------------------------------------------------------
4. For approval of the amendment to the Articles of the Incorporation increasing the authorized level of shares.

         FOR                       AGAINST                       ABSTAIN
         |_|                         |_|                           |_|

--------------------------------------------------------------------------------
                                    (Continued and to be Signed on Reverse Side)

In accordance with the discretion and at the instruction of the Board of Directors, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions of the QSI Proxy Statement concerning the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE THE AUTHORITY TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED AT THE INSTUCTION AND DISCRETION OF THE BOARD OF DIRECTORS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" PROPOSALS 2, 3 AND 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD; PROVIDED THAT THE BOARD HAS DELEGATED AUTHORITY TO THE COMPANY'S PROXY VOTING COMMITTEE TO INSTRUCT THE PROXY HOLDERS NAMED HEREIN TO VOTE THE PROXIES
SOLICITED BY THE COMPANY IN SUCH MANNER AS TO PROVIDE FOR ELECTION OF THE MAXIMUM NUMBER OF COMPANY NOMINEES INCLUDING, WITHOUT LIMITATION, THE PRIORITIZATION OF SUCH NOMINEES


                                                DATED_____________________, 2005

                                                ________________________________

                                                ________________________________
                                                           SIGNATURE(S)

                                                NOTE:  Please  sign  exactly  as
                                                your name appears herein. If the
                                                stock is  registered in the name
                                                of two  or  more  persons,  each
                                                should     sign.      Executors,
                                                administrators,        trustees,
                                                guardians,     attorneys     and
                                                corporate  officers  should  add
                                                their titles.

       PLEASE SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.